UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2022 (March 2, 2022)

KKR Real Estate Finance Trust Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38082	47-2009094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Yards, Suite 7500
New York, New York	10001
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 750-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KREF	New York Stock Exchange
6.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	KREF PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 2, 2022, KKR Real Estate Finance Trust Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, KKR Real Estate Finance Manager LLC and Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters (collectively, the “Underwriters”), relating to an underwritten offering of 6,000,000 shares of the Company’s common stock, par value $0.01 per share, to be sold by the Company (the “Shares”). The Company also granted the Underwriters a 30-day option to purchase up to an additional 900,000 Shares. The Shares are being offered pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-261854), as supplemented by the prospectus supplement dated March 2, 2022. The net proceeds (before expenses) from the offering of the Shares were approximately $123.66 million. The Company intends to use the net proceeds from the offering to acquire its assets in a manner consistent with its investment strategies and investment guidelines and for general corporate purposes.

The description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1.

A copy of the opinion of Venable LLP, counsel to the Company, relating to the legality of the Shares is filed as Exhibit 5.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits:

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of March 2, 2022, among the Company, KKR Real Estate Finance Manager LLC and the underwriters named therein.
5.1	Opinion of Venable LLP.
23.1	Consent of Venable LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR REAL ESTATE FINANCE TRUST INC.

	By:	/s/ Vincent Napolitano
		Name:	Vincent Napolitano
		Title:	General Counsel and Secretary

Date: March 7, 2022